Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2014
Federal Home Loan Bank Advances

Note 8. Federal Home Loan Bank Advances

Pursuant to collateral agreements with the FHLB, advances are collateralized by all of the Bank’s FHLB stock ($1,347,600 included in other assets at December 31, 2014) and qualifying first mortgages and other loans. As of December 31, 2014, the balance in qualifying first mortgages and other loans was $162,313,563. At December 31, 2014 and 2013, advances from the FHLB, along with their rate and maturity date, consist of the following:

Advance Amount at		Interest Rate	Final Maturity
December 31,
2014	2013
$—	$10,000,000	0.16	January 21, 2014
—	3,500,000	4.67	December 16, 2014
20,000,000	20,000,000	2.53	January 09, 2018

$20,000,000	$33,500,000

The scheduled payments for the next five years are as follows:

Year Due	Payment
2015	—
2016	—
2017	—
2018	20,000,000
2019	—

$20,000,000